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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 January 9, 2003
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                        (Date of earliest event reported)


                                  ABIOMED, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-20584                   04-2743260
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(State or other               (Commission File Number)         (IRS Employer
jurisdiction                                                 Identification No.)
of incorporation)


22 Cherry Hill Drive, Danvers, Massachusetts                       01923
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(Address of principal executive offices)                         (Zip Code)


                                 (978) 777-5410
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 9, 2003, ABIOMED, Inc. issued a Press Release announcing the resignation of John F. Thero, its Chief Financial Officer. A copy of the Press Release is set forth in Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits


                99.1         January 9, 2003 Press Release




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ABIOMED, Inc.



                                 By:    /s/ DAVID M. LEDERMAN
                                        ----------------------------------------
                                        David M. Lederman
                                        Chief Executive Officer and President


Date:  January 9, 2003